UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 20, 2026

Date of Report (Date of earliest event reported)

Health In Tech, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42449	87-3545722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 S. Colorado Ave, Suite 1 Stuart, FL	34994
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 373-0333

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	HIT	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2026, the Board of Directors (the “Board”) of Health In Tech, Inc. (the “Company” or “Health In Tech”) appointed Sanjay Shrestha to serve as the Chief Executive Officer of the Company, effective as of such date (the “Effective Date”). Mr. Shrestha succeeds Tim Johnson, the Company’s founder, who ceased serving as Chief Executive Officer of the Company and transitioned to his new role as Executive Chairman of the Board on the same date. Mr. Johnson’s transition from the role of Chief Executive Officer was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Shrestha, age 52, previously served as an independent director of the Board and on the Audit Committee, the Nominating and Governance Committee and the Compensation Committee of the Board from April 2025 until his resignation in August 2026, and he thereafter has served as Strategic Advisor to the Board since September 2026. Previously, Mr. Shrestha served until October 2025 as President of Plug Power, Inc. (Nasdaq: PLUG), where he held senior leadership responsibilities, including oversight of business expansion, strategic investments, corporate development and capital markets initiatives, following his appointment there as Chief Strategy Officer in 2019. Earlier in his career, Mr. Shrestha held leadership roles in investing, investment banking and equity research, including as Global Head of Renewables Research at Lazard Capital Markets, and at First Albany Capital, where he built the renewables and industrial research practice. He also has held senior investment and corporate development roles at Sky Capital America and in renewable energy investment banking. Mr. Shrestha is the Founder and Chief Executive Officer of Shrestha Global EPG Advisory, LLC. Mr. Shrestha previously served as a director of Fusemachines Inc. (Nasdaq: FUSE) until May 2026 and currently serves as a Board Advisor to the board of directors of that company.

In connection with his appointment, the Company and Mr. Shrestha entered into an Offer Letter and Executive Employment Agreement, dated October 12, 2026 and effective as of the Effective Date (the “Employment Agreement”), which provides for at-will employment and, among other things, the following principal terms:

●	Base Salary. An annual base salary of $500,000, which may not be decreased without Mr. Shrestha’s prior written consent and which will be increased to the greater of $700,000 or the then-applicable market rate, as determined by the Compensation Committee of the Board, upon the Company’s raising of at least $10,000,000.

●	Annual Bonus. Eligibility for an annual cash bonus under the Company’s annual bonus program, tied to key performance indicators and individual and Company performance, with a range of 0% to 200% of base salary. Any bonus for the first fiscal year of employment will be prorated.

●	Restricted Stock Awards. Grant of the Sign-On Award, the Acquisition Award and the Market Capitalization Awards (collectively, the “Equity Awards,” and each, an “Equity Award”), in each case as defined and described below.

●	Severance. If Mr. Shrestha’s employment is terminated by the Company without “Cause” or by Mr. Shrestha for “Good Reason” (each as defined in the Employment Agreement), he will be entitled to salary-based severance in accordance with the Company’s severance policy in effect at the time of termination, together with the Equity Award treatment described below. “Good Reason” includes, among other things, a reduction in base salary, a material diminution in his authority as Chief Executive Officer, and the Company’s failure to appoint him to, or nominate him for reelection to, the Board, subject to notice and cure provisions.

●	Change in Control. Immediately prior to, and contingent upon, a “Change in Control” (as defined in the Employment Agreement), all of Mr. Shrestha’s outstanding unvested Equity Awards will become fully vested, with all performance conditions deemed satisfied, without any requirement that his employment terminate.

●	Indemnification. Indemnification and advancement of expenses to the fullest extent permitted by law, directors’ and officers’ liability insurance coverage during his service and for six years thereafter, and the entry into a separate indemnification agreement within thirty (30) days.

●	Restrictive Covenants. Customary confidentiality, intellectual property assignment and mutual non-disparagement covenants, as well as non-competition and non-solicitation covenants applicable during employment and for two years thereafter.

Equity Awards of Restricted Stock

On the Effective Date, upon the recommendation of the Compensation Committee of the Board, the Board approved, and the Company and Mr. Shrestha entered into, a Restricted Stock Award Agreement (the “Award Agreement”) under the Health In Tech, Inc. Equity Incentive Plan (the “Plan”) providing for the grant to Mr. Shrestha of Equity Awards consisting of the following tranches of restricted stock:

●	Sign-On Award: 2,000,000 shares of Class A common stock, par value $0.001 per share, of the Company (the “Class A Common stock”), vesting in equal monthly installments over twelve (12) months, subject to continued service.

●	Acquisition Award: between 1,500,000 and 2,000,000 shares of Class A Common Stock (with the final number to be determined by the Compensation Committee of the Board upon closing), vesting in full upon the closing of a qualifying acquisition on or before December 31, 2028, subject to continued service, and otherwise forfeited.

●	Market Capitalization Awards: five tranches, totaling 4,500,000 shares, that vest in equal monthly installments over twelve (12) months following the first date on which the Company’s market capitalization, based on the 10-day volume-weighted average price of the applicable share class, exceeds the applicable threshold on or before the applicable deadline, subject to continued service, and are otherwise forfeited, as follows:

Tranche	Share Class	Shares	Market Capitalization Threshold	Achievement Deadline
MC-1	Class A Common Stock	1,500,000	> $150 million	April 30, 2028
MC-2*	Class A Common Stock	1,500,000	> $300 million	December 31, 2028
MC-3*	Class A Common Stock	500,000	> $500 million	December 31, 2029
MC-4*	Class A Common Stock	500,000	> $1 billion	December 31, 2031
MC-5	Class B Common Stock	500,000	> $150 million	April 30, 2028

*	Contingent Grant Tranche, subject to Stockholder Approval (as defined below).

The Sign-On Award, the Acquisition Award and the MC-1 and MC-5 tranches (totaling 5,500,000 shares, assuming the maximum Acquisition Award) were granted on the Effective Date from shares currently available under the Plan. Because the number of shares currently available under the Plan is insufficient to cover the remaining tranches, the grant of the MC-2, MC-3 and MC-4 tranches (totaling 2,500,000 shares) is contingent upon stockholder approval at the Company’s 2026 Annual Meeting of Stockholders, which is scheduled to take place on November 10, 2026 (the “2026 Annual Meeting”), of the proposed amendment to the Plan to increase the number of shares authorized for issuance thereunder (“Stockholder Approval”). If Stockholder Approval is not obtained, those tranches will be forfeited without consideration.

If Mr. Shrestha’s service is terminated by the Company for Cause or by Mr. Shrestha without Good Reason, all unvested shares described above will be forfeited. Upon any other termination of service (including termination without Cause, resignation for Good Reason, death or disability), the unvested portion of the Sign-On Award and any Market Capitalization Award tranche for which the threshold has been achieved will continue to vest (or, in the case of a termination without Cause or for Good Reason, will fully vest), and the Acquisition Award (if no qualifying acquisition has closed) and any Market Capitalization Award tranche for which the threshold has not been achieved will be forfeited. All Equity Awards under the Award Agreement are subject to full acceleration upon a Change in Control, as described above, and to the Company’s clawback policy.

There are no arrangements or understandings between Mr. Shrestha and any other person pursuant to which he was selected as Chief Executive Officer, other than the Employment Agreement described above. There are no family relationships between Mr. Shrestha and any director or executive officer of the Company. Other than compensation received for his prior service as Strategic Advisor to the Board and as a non-employee director, as described in the Company’s definitive proxy statement on Schedule 14A for its 2026 Annual Meeting, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 13, 2026, Mr. Shrestha has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing descriptions of the Employment Agreement and the Award Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

Item 7.01. Regulation FD Disclosure.

On the Effective Date, the Company issued a press release announcing the leadership transition, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in this Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K or in the accompanying exhibit are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may include estimates or expectations about Health In Tech’s possible or assumed operational results, financial condition, business strategies and plans, market opportunities, competitive position, industry environment, and potential growth opportunities. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “design,” “target,” “aim,” “hope,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “project,” “potential,” “goal,” or other words that convey the uncertainty of future events or outcomes. Forward-looking statements in this in this Current Report on Form 8-K and in the accompanying exhibit include, but are not limited to, statements regarding the expected benefits of the Company’s leadership transition; the Company’s strategic priorities, including accelerating organic growth and commercial execution, expanding adoption of its solutions and strengthening distribution and carrier partnerships; the Company’s intention to evaluate and pursue potential acquisitions, strategic investments, partnerships and other business opportunities; and the Company’s ability to create long-term shareholder value.

These forward-looking statements are based on current expectations and beliefs concerning future events and developments and their potential effects on Health In Tech and are subject to numerous known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of Health In Tech’s control, that could cause actual results to differ materially from those expressed or implied by these forward-looking statements. These factors include, but are not limited to: risks related to the leadership transition, including our ability to successfully integrate new management and retain key personnel; our ability to identify, negotiate, finance, complete and integrate acquisitions or other strategic transactions on favorable terms, or at all; our ability to obtain funding for our operations and to enhance our current systems and expand our service offerings; our ability to regain and maintain compliance with The Nasdaq Stock Market LLC continued listing requirements; the success, cost and timing of our product development activities; our ability to attract and retain key personnel and qualified employees; our ability to attract new customers and to develop new, and enhance existing, products and services; the impact of competition in our industry and innovation by our competitors; risks related to cybersecurity incidents or other network disruptions; risks related to the use of third-party artificial intelligence; our ability to comply with new or modified laws and regulations applicable to our business, including with respect to the insurance services industry and data privacy requirements; our ability to protect our intellectual property rights and maintain and build our brand; the future trading price of our common stock; and other risks and uncertainties described in the “Risk Factors” section of our most recent Annual Report on Form 10-K and our subsequent Quarterly Reports on Form 10-Q and other filings with the SEC, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Health In Tech undertakes no obligation to update any forward-looking statements, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2026

HEALTH IN TECH, INC.

By:	/s/ Julia (LinLin) Qian
Name:	Julia (LinLin) Qian
Title:	Chief Financial Officer